                                 OPTION CERTIFICATE

     THIS IS TO CERTIFY that 3D Systems Corporation, a Delaware corporation (the "COMPANY"), has granted to the Officer of the Company named below a non-statutory stock option (the "OPTION") to purchase shares of the Company's Common Stock (the "SHARES"), and upon the terms and conditions determined by the Compensation Committee (the "Committee") of the Board of Directors of the Company (the "BOARD"), as follows:

          NAME OF OPTIONEE:        Arthur B. Sims

          ADDRESS OF OPTIONEE:     c/o 3D Systems Corporation
                                   26081 Avenue Hall
                                   Valencia, CA  91355

          NUMBER OF SHARES:        25,000

          OPTION EXERCISE PRICE:   $ 6.4113(1) per share

          DATE OF GRANT:           May 20, 1999

          OPTION EXPIRATION DATE:  Ten years from the Date of Grant.

     EXERCISE SCHEDULE: The Option shall become exercisable with respect to 25% of the number of shares subject to this Option (rounded up or down to the nearest whole number) on each of the first four anniversaries of the Date of Grant, PROVIDED HOWEVER THAT, in the event of an acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") of beneficial ownership (within the meaning of Rule 13d-3 of the Rules and Regulations of the Securities and Exchange Commission under the Exchange Act) of at least 51% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, the Option
shall become fully vested and immediately exercisable.   Installments shall be
cumulative, and the Option may be exercised as to any and all shares of Common Stock covered by an installment at any time after the installment becomes exercisable and prior to the expiration of termination of the Option.

     OUTSIDE OF 1996 STOCK INCENTIVE PLAN: The Option has been granted outside the 1996 Stock Incentive Plan and is not subject to the terms thereof.

     SUMMARY OF OTHER TERMS: This Option is defined in the Stock Option Agreement (Non-Statutory Stock Option) (the "OPTION AGREEMENT") which is attached to this Option Certificate (the "CERTIFICATE") as Annex I. This Certificate summarizes certain of the provisions of the Option Agreement for your information, but is not complete. Your rights

---------------------
(1) Based on the 115% of the average closing price of the Common Stock over the ten trading day period following shareholder approval of the amended 1996 Stock Option Plan.

are governed by the Option Agreement, NOT by this summary. The Company strongly suggests that you carefully review the full Option Agreement prior to signing this Certificate or exercising the Option.

     Among the terms of the Option Agreement are the following:

     TERMINATION OF EMPLOYMENT: While the Option terminates on the Option Expiration Date, it will terminate earlier if you cease to be employed by the Company or the direct or indirect subsidiary of the Company with whom you are employed (transfer of employment from one subsidiary to another will not constitute termination of employment). If your employment ends due to retirement or death, the Option terminates eighteen months after the date of retirement or death, and is exercisable during such eighteen-month period as to the portion of the Option which had vested prior to the date of retirement or death. If your employment ends due to disability, the Option terminates twelve months after the date of disability, and is exercisable during such twelve-month period as to the portion of the Option which had vested prior to the date of disability. If your employment ends primarily as a result of an act of misconduct described in Section 5(b) of the Option Agreement, or during the period when your rights under the Option have been suspended by the Company pursuant to Section 5(b), the Option will terminate immediately. In all other cases, the Option terminates ninety days after the date of termination of employment, and is exercisable during such time period as to the portion of the Option which had vested prior to the date of termination of employment. See
Section 5 of the attached Option Agreement.

     TRANSFER: The Option is personal to you, and cannot be sold, transferred, assigned or otherwise disposed of to any other person, except upon your death. See Section 13(d) of the attached Option Agreement.

     EXERCISE: You can exercise the Option (while it is exercisable), in whole or in part, by delivering to the Company a Notice of Exercise identical to Exhibit "A" attached to the Option Agreement, accompanied by payment of, or provision pursuant to the Option Agreement for the payment of, the Exercise Price for the Shares to be purchased. The Company may require you to submit certain written reassurances to the Company with respect to your status as a shareholder. The Company will then issue a certificate to you for the Shares you have purchased. You are under no obligation to exercise the Option. See
Section 4 of the attached Option Agreement.

     RELOAD OPTION: If and to the extent that the Exercise Price is paid by delivery of shares of the Company's Common Stock (see Section 4(b) of the attached Option Agreement), you will automatically be granted a new option (a "Reload Option") for a like number of shares, with an exercise price equal to the market value of a share of Common Stock on the date of exercise, and a term equal to the term of the Option. See Section 4(d) of the attached Option Agreement.

     ADJUSTMENTS UPON RECAPITALIZATION: The Option contains provisions which affect your rights in the event of stock splits, stock dividends, mergers and other major corporate reorganizations. See Section 6 of the attached Option Agreement.

     WAIVER: By signing this Certificate, you will be agreeing to all of the terms of the Option Agreement, including those not summarized in this Certificate. You will waive your rights to options or stock which may otherwise have been promised to you. See Section 7 of the attached Option Agreement.

     WITHHOLDING: The Company may require you to make any arrangements necessary to insure the proper withholding of any amount of tax, if any, required to be withheld by the Company as a result of the exercise of the Option. See Section 10 of the attached Option Agreement.

                                 A G R E E M E N T

     3D Systems Corporation, a Delaware corporation, and Optionee each hereby agrees to be bound by all of the terms and conditions of the Stock Option Agreement (Non-Statutory Stock Option) which is attached hereto as Annex I and incorporated herein by this reference as if set forth in full in this document.


DATED:____________________________

                                   3D SYSTEMS CORPORATION



                                   By:__________________________________

                                   Its: Vice President and General Counsel



                                   OPTIONEE




                                   Name:________________________________


                                        _______________________________
                                   (Please print your name exactly as you wish it to appear on any stock certificates issued to you upon exercise of the Option)

                                      ANNEX I

                               STOCK OPTION AGREEMENT
                            (NON-STATUTORY STOCK OPTION)



     This STOCK OPTION AGREEMENT (this "OPTION AGREEMENT") is made and entered into on the execution date of the Option Certificate to which it is attached (the "CERTIFICATE"), by and between 3D Systems Corporation, a Delaware corporation (the "COMPANY"), and the Officer of the Company named in the Certificate ("OPTIONEE").

     The Board of Directors of the Company (the "BOARD") has authorized the grant to Optionee of a non-statutory stock option to purchase shares of the Company's Common Stock, par value $0.001 per share (the "COMMON STOCK"), upon the terms and subject to the conditions set forth in this Option Agreement.

     The Company and Optionee agree as follows:


     1.   GRANT OF OPTION.

          The Company hereby grants to Optionee the right and option (the "OPTION"), upon the terms and subject to the conditions set forth in this Option Agreement, to purchase all or any portion of that number of shares of the Common Stock (the "SHARES") set forth in the Certificate, at the Option exercise price set forth in the Certificate (the "EXERCISE PRICE").


     2.   TERM OF OPTION.

          The Option shall terminate and expire on the Option Expiration Date set forth in the Certificate, unless sooner terminated as provided herein. In no event shall the Option be exercisable after the expiration of ten years from the date it was granted.


     3.   EXERCISE PERIOD.

          (a) Subject to the provisions of Sections 3(b) and 5 of this Option Agreement, the Option shall become exercisable (in whole or in part) upon and after the dates set forth or referred to under the caption "Exercise Schedule" in the Certificate. The installments shall be cumulative; I.E., the Option may be exercised, as to any or all Shares covered by an installment, at any time or times after the installment first becomes exercisable and until expiration or termination of the Option.

          (b) Notwithstanding anything to the contrary contained in this Option Agreement, the Option may not be exercised, in whole or in part, unless and until any then-applicable requirements of all federal, state and local laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel. In addition, if the Company believes that Employee has committed an Act of Misconduct, including an act of embezzlement, fraud, nonpayment of any obligation owed to the Company or any subsidiary, breach of fiduciary duty or deliberate disregard of the Company's rules resulting in loss, damage or injury to the Company, any unauthorized disclosure of trade secrets or confidential information of the Company, any conduct constituting unfair competition, or the inducement of any customer of the Company to breach a contract with the Company), the Company may suspend the Employee's rights under the Option pending a determination by the Board of Directors, which shall have the right, as therein provided, to terminate the Option.

     4.   EXERCISE OF OPTION.

          There is no obligation to exercise the Option, in whole or in part. The Option may be exercised, in whole or in part, only by delivery to the Company of:

          (a) written notice of exercise in form and substance identical to Exhibit "A" attached to this Option Agreement stating the number of shares of Common Stock then being purchased (the "PURCHASED SHARES");

          (b) the Exercise Price for each Purchased Share shall be paid in full upon exercise and shall be payable in cash in United States dollars (including check, bank draft or money order); PROVIDED, HOWEVER, that in lieu of cash the person exercising the Option may pay the Exercise Price in whole or in part by delivering to the Company shares of the Common Stock having a fair market value on the date of exercise of the Option, determined as provided in Section 4(c), equal to the Exercise Price for the Shares being purchased; except that (i) any portion of the Exercise Price representing a fraction of a Share shall in any event be paid in cash and (ii) no shares of the Common Stock which have been held for less than six months may be delivered in payment of the Exercise Price of an Option. Delivery of shares may also be accomplished through the effective transfer to the Company of shares held by a broker or other agent. The Company will also cooperate with any person who participates in a cashless exercise program of a broker or other agent under which all or part of the shares received upon exercise of the Option are sold through the broker or other agent or under which the broker or other agent makes a loan to such person. Notwithstanding the foregoing, the exercise of the Option shall not be deemed to occur and no shares of Common Stock will be issued by the Company upon exercise of the Option until the Company has received payment of the Exercise Price in full. The date of exercise of an Option shall be determined under procedures established by the Committee.

          (c) If payment is made, in whole or in part, by transfer to the Corporation of issued and outstanding shares of Common Stock, the value of such shares shall be the mean between the following prices, as applicable, for the date as of which fair market value is to be determined as quoted in THE WALL STREET JOURNAL (or in such other reliable publication as the Company, in its discretion, may determine to rely upon): (i) if the Common Stock is listed on a United States securities exchange, the highest and lowest sales prices per share of Common Stock for such date on the principal United States securities exchange on which the Common Stock is listed, or (ii) if the Common Stock is not listed on any such exchange, the highest and lowest sales prices per share of the Common Stock for such date on the Nasdaq National Market or any successor system then in use. If there are no such sale price quotations for the date as of which fair market value is to be determined but there are such sale price quotations within a reasonable period both before and after such date, then fair market value shall be determined by taking an average of the means between the highest and lowest sales prices per share of the Common Stock as so quoted on the nearest date before and the nearest date after the date as of which fair market value is to be determined. If there are no such sale price quotations on or within a reasonable period both before and after the date as of which fair market value is to be determined, then fair market value of the Common Stock shall be the mean between the bona fide bid and asked prices per share of Common Stock as so quoted for such date on Nasdaq, or if none, the average of the means between such bid and asked prices on the nearest trading date before and the nearest trading date after the date as of which fair market value is to be determined, if both such dates are within a reasonable period. If the fair market value of the Common Stock cannot be determined on the basis set forth above, the Committee shall in good faith determine the fair market value of the Common Stock as of such date.

          (d) If Employee delivers shares of Common Stock in payment of the Exercise Price of the Option, as provided in Paragraph 4(b) above, the Employee shall be automatically granted the additional right and option (the "Reload Option") to purchase all or any portion of that number of shares of Common Stock equal to the number of shares of Common Stock so delivered upon exercise of the Option. Each Reload Option shall (i) have a per Share Exercise Price equal to the fair market value of the Common Stock on the date of exercise of the Option to which such Reload Option relates, determined pursuant to Section 4(c) of this Option Agreement; (ii) have a term no longer than the remaining term of the Option at the time of exercise; (iii) become exercisable in full from and after that date which is six months following its date of grant; and (iv) otherwise have terms and conditions identical to the Option. The Company shall promptly following the grant of a Reload Option prepare and deliver to Employee a written option agreement memorializing the grant of such Reload Option; but the failure to prepare and deliver such documentation shall not affect the continuing validity and enforceability of such Reload Option.

     5.   TERMINATION OF EMPLOYMENT.

          (a) If Employee shall cease to be an employee of the Company, or any direct or indirect subsidiary of the Company, (other than as the result of the transfer of employment of Employee to another corporation which is the Company, or any direct or indirect subsidiary of the Company) for any reason other than retirement, death or permanent disability (a "TERMINATING EVENT"), Employee shall have the right, subject to the provisions of

Section 5(b) below, to exercise the Option at any time following such Terminating Event until the earliest to occur of (x) 90 days following the date of such Terminating Event and (y) the expiration of the term of this Option as set forth in Section 2 of this Option Agreement. The Option may be exercised following a Terminating Event only to the extent exercisable as of the date of the Terminating Event. To the extent unexercised at the end of the period referred to above, the Option shall terminate. The Committee, in its sole and absolute discretion, shall determine whether authorized leaves of absence shall constitute termination of employment for purposes of this Option Agreement.

          (b) Notwithstanding the provisions of Section 5(a) above, if the Company believes that an Employee has committed an act of misconduct as described below, the Company may suspend the Employee's rights under the Option pending a determination by the Board of Directors of the Company. If the Board of Directors determines that an Employee has committed an act of embezzlement, fraud, nonpayment of any obligation owed to the Company or any subsidiary, breach of fiduciary duty or deliberate disregard of the Company's rules resulting in loss, damage or injury to the Company, or if an Employee makes an unauthorized disclosure of trade secret or confidential information of the Company, engages in any conduct constituting unfair competition, or induces any customer of the Company to breach a contract with the Company, neither the Employee nor his or her estate shall be entitled to exercise any rights whatsoever with respect to the Option. In making such determination, the Board of Directors shall act fairly and shall give the Employee a reasonable opportunity to appear and present evidence on his or her behalf at a hearing before a committee of the Board of Directors; and if the Employee is an "officer" under Rule 16a-1(f) of the Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the determination of the Board of Directors shall be subject to the approval of the Committee.

          (c) If, by reason of retirement, death or disability (a "SPECIAL TERMINATING EVENT"), Employee shall cease to be an employee the Company or any direct or indirect subsidiary of the Company (other than as the result of the transfer of employment of Employee to another corporation which is the Company, or any direct or indirect subsidiary of the Company), then Employee, Employee's executors or administrators or any person or persons acquiring the Option directly from Employee by bequest or inheritance, shall have the right to exercise the Option (i) in the event of Employee's disability, within twelve months following the date of such Special Terminating Event, or (ii) in the event of Employee's retirement, or in the event of Employee's death, within eighteen months of either Special Terminating Event. The Option may be exercised following a Special Terminating Event only to the extent exercisable at the date of the Special Terminating Event. To the extent unexercised at the end of the period referred to above, the Option shall terminate.

          (d) For purposes of this Option Agreement, "disability" shall mean total and permanent disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"). Employee shall not be considered permanently disabled unless he furnishes proof of such disability in such form and manner, and at such times, as the Committee may from time to time require.

     6.   ADJUSTMENTS UPON RECAPITALIZATION.

          In the event of any change in the outstanding shares of the Common Stock or other securities then subject to this option by reason of any stock split, reverse stock split, stock dividend, recapitalization, merger, consolidation, combination or exchange of shares or other similar corporate change, or if the outstanding securities of the class then subject to this Agreement are exchanged for or converted into cash, property or a different kind of securities, or if cash, property or securities are distributed in respect of such outstanding securities (other than a regular cash divided) then, unless the terms of such transaction shall otherwise provide, such equitable adjustments shall be made by the Board, or the Committee, in the Option (including, without limitation, appropriate and proportionate adjustments to the number and type of shares or other securities or cash or other property that may be acquired pursuant to exercise of the Option); and any such adjustments made by the Board or the Committee shall be final, binding and conclusive for any and all purposes.

     7.   WAIVER OF RIGHTS TO PURCHASE STOCK.

          By signing this Option Agreement, Employee acknowledges and agrees that neither the Company nor any other person or entity is under any obligation to sell or transfer to Employee any option or equity security of the Company, other than the shares of Common Stock subject to the Option and any other right or option to purchase Common Stock which was previously granted in writing to Employee by the Committee (or the Board). By signing this Option Agreement, Employee specifically waives all rights which he or she may have had prior to the date of this Option Agreement (other than any other right or option to purchase Common Stock which was previously granted in writing to Employee by the Committee or the Board) to receive any option or equity security of the Company.

     8.   NO RIGHTS AS SHAREHOLDER.

          Except as provided in Section 6 of this Option Agreement, Employee shall have no rights as a shareholder with respect to the Shares until the date of the issuance to Employee of a stock certificate or stock certificates evidencing such Shares. Except as may be provided in Section 6 of this Option Agreement, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued.

     9.   MODIFICATION.

          The Committee (or the Board) may modify, extend or renew the Option or accept the surrender of, and authorize the grant of a new option in substitution for, the Option

(to the extent not previously exercised); PROVIDED, that a modification of the Option shall be effective only with the consent of the Optionee.

     10.  WITHHOLDING.

          The Company shall be entitled to require as a condition of delivery of any Purchased Shares upon exercise of any Option that the Optionee agree to remit, at the time of such delivery or at such later date as the Company may determine, an amount sufficient to satisfy all federal, state and local withholding tax requirements relating thereto, and Optionee agrees to take such other action required by the Company to satisfy such withholding requirements.

     11.  SERVICES OF OPTION HOLDER.

          In consideration for the grant of the Option, Employee agrees to remain in the employ of, and shall continue to render services to, the Company or any direct or indirect subsidiary of the Company, as the Committee may from time to time direct, for a period of one year from the date of this Option Agreement. This provision shall not obligate the Company, or such subsidiary, to continue to employ, or utilize the services of, Employee for any period whatsoever. The sole remedy to the Company should Employee breach his or her obligations under this Section 11 shall be to cancel this Option Agreement and the Option granted under this Option Agreement. For the purposes of this Option Agreement, the term "subsidiary" shall mean any present or future corporation which would be a "subsidiary corporation" of the Company, as defined in Section 424 of the Code.

     12.  CHARACTER OF OPTION.

          The Option is not intended to qualify as an "incentive stock option" as that term is defined in Section 422 of the Code.

     13.  GENERAL PROVISIONS.

          (a) FURTHER ASSURANCES. Employee shall promptly take all actions and execute all documents requested by the Company which the Company deems to be reasonably necessary to effectuate the terms and intent of this Option Agreement.

          (b) NOTICES. All notices, requests, demands and other communications under this Option Agreement shall be in writing and shall be given to the parties hereto as follows:

                    14.  If to the Company, to:
                         3D Systems Corporation
                         26081 Avenue Hall
                         Valencia, CA  91355

                         Attention:  General Counsel

                    15.  If to Employee, to the address set
                         forth in the records of the Company,


or at such other address or addresses as may have been furnished by such either party in writing to the other party hereto. Any such notice, request, demand or other communication shall be effective (i) if given by mail, 72 hours after such communication is deposited in the mail by first-class certified mail, return receipt requested, postage prepaid, addressed as aforesaid; or (ii) if given by any other means, when delivered at the address specified in this subparagraph (b).

          (c) TRANSFER OF RIGHTS UNDER THIS OPTION AGREEMENT. The Company may at any time transfer and assign its rights and delegate its obligations under this Option Agreement to any other person, corporation, firm or entity, including its officers, directors and stockholders, with or without consideration.

          (d) OPTION NON-TRANSFERABLE. Employee may not sell, transfer, assign or otherwise dispose of the Option except by will or the laws of descent and distribution, and Options may be exercised during the lifetime of Employee only by Employee or by his or her guardian or legal representative.

          (e) MARKET STAND-OFF. In the event of an underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, Employee shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the repurchase of, or otherwise dispose or transfer for value, or otherwise agree to engage in any of the foregoing transactions with respect to any shares of Common Stock without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters (the "MARKET STAND-OFF"); provided, however, that in no event shall such period exceed 180 days.

          (f) SUCCESSORS AND ASSIGNS. Except to the extent specifically limited by the terms and provisions of this Option Agreement, this Option Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, heirs and personal representatives.

          (g) GOVERNING LAW. THIS OPTION AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE IN, AND TO BE PERFORMED SOLELY WITHIN, THAT STATE.

          (h) MISCELLANEOUS. Titles and captions contained in this Option Agreement are inserted for convenience of reference only and do not constitute a part of this Option Agreement for any other purpose.

          The Signature Page to this Option Agreement consists of the last page of the Certificate.

                                     Exhibit "A"

                                 NOTICE OF EXERCISE

                  (To be signed only upon exercise of the Option)


TO:  3D Systems Corporation

     The undersigned, the holder of the enclosed Stock Option Agreement (Non-Statutory Stock Option), hereby irrevocably elects to exercise the purchase rights represented by the Option and to purchase thereunder ______* shares of Common Stock of 3D Systems Corporation (the "COMPANY"), and herewith encloses payment of $__________ and/or _________ shares of the Company's Common Stock in full payment of the purchase price of such shares being purchased.

Dated:__________________________



                                  ____________________________________
                                  (Signature must conform in all respects to name of holder as specified on the face of the Option)

                                  ____________________________________
                                  (Please Print Name)

                                  ____________________________________
                                  (Address)

     * Insert here the number of shares called for on the face of the Option (or, in the case of a partial exercise, the number of shares being exercised), in either case without making any adjustment for additional Common Stock of the Company, other securities or property which, pursuant to the adjustment provisions of the Option, may be deliverable upon exercise.